                                                                   EXHIBIT 10.22


                                    AMENDMENT
                                       TO
                      AGREEMENT AND PLAN OF REORGANIZATION




         THE UNDERSIGNED, being all of the parties to that certain AGREEMENT AND PLAN OF REORGANIZATION (hereinafter referred to as the "Agreement") made and entered into as of the 31st day of July, 1997, by and among LYONNAISE AMERICAN HOLDING, INC., a Delaware corporation, GESTRA CORPORATION N.V., a company organized in the Netherlands Antilles, RUSH CREEK LLC, a Wisconsin limited liability company, AQUA-CHEM, INC., a Delaware corporation, A-C ACQUISITION CORP., a Delaware corporation, and JEFFREY A. MILLER hereby agree as follows:

         1. Capitalized terms used herein and not defined shall have the meaning set forth in the Agreement.

         2. Section 9.1 of the Agreement is amended to read as follows in its entirety:



                  9.1 UPON REDEMPTION OF SERIES A AND SERIES B PREFERRED STOCK. The General Indemnity, [THIS PROVISION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO 17 CFR SECTION 240.24b2] obligations of each Seller as the same shall have accrued from the date of Closing to the date of complete redemption of the Series A and Series B Preferred Stock shall be satisfied from such Seller's shares of the Series A and Series B Preferred Stock and required cash payments in accordance with the priorities and solely and exclusively in the manner hereinafter set forth.

                           (a) First, the [THIS PROVISION HAS BEEN OMITTED AND
                  FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO 17 CFR SECTION 240.24b2] obligation (as the same shall exist at the time of redemption of the Series B Preferred Stock) shall be satisfied in full and solely and exclusively (i) first, by reducing the redemption price of the Series B Preferred Stock and (ii) second, by reducing the dividends accrued on the Series B Preferred Stock.

                           (b) Second, the [THIS PROVISION HAS BEEN OMITTED AND
                  FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO 17 CFR SECTION 240.24b2] obligation (as the same shall exist at the time(s) of any redemption(s) of all or any part of the Series A and Series B Preferred Stock) shall be satisfied in full and solely and exclusively (i) first, by reducing any remaining redemption price of the Series B Preferred Stock, (ii) second, by reducing any remaining dividends accrued on the Series B Preferred Stock, (iii) third, by reducing the dividends accrued on the Series A Stock and (iv) fourth, by reducing the redemption price of the Series A Preferred Stock.

                                                                 EXHIBIT 10.22



                           (c) Third, the General Indemnity obligation (as the
                  same shall exist at the time of any redemption(s) of all or any part of the Series A and Series B Preferred Stock) shall be satisfied in full and solely and exclusively (i) first, by reducing any remaining redemption price of the Series B Preferred Stock, (ii) second, by reducing any remaining dividends accrued on the Series B Preferred Stock, (iii) third, by reducing the dividends accrued on the Series A Stock
                  (iv) fourth, by reducing the redemption price of the Series A Preferred Stock and (v) fifth, by cash payment from the Seller.

         3. Section 9.2 of the Agreement is amended to read as follows in its entirety


                  9.2 SUBSEQUENT TO THE COMPLETE REDEMPTION OF ALL ISSUED AND OUTSTANDING SERIES A AND SERIES B PREFERRED STOCK. Subject in all respects to the limitations on indemnification set forth in Sections 6, 7 and 8 of this Agreement, the General Indemnity, [THIS PROVISION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO 17 CFR SECTION 240.24b2] obligations of each Seller as the same shall accrue from and after the date of the complete redemption of all of the issued and outstanding shares of Series A and Series B Preferred Stock shall be satisfied in accordance with the priorities and solely and exclusively in the manner hereinafter set forth.

                           (a) First, any unfulfilled [THIS PROVISION HAS BEEN
                  OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO 17 CFR SECTION 240.24b2] obligation shall be satisfied by cash payment from the Seller to the Purchaser Group, with such payment not to exceed an amount equal to (i) the total cash proceeds in payment of the redemption price and accrued dividends actually received by the Seller upon redemption of its Series B Preferred Stock, plus (ii) the amount of any General Indemnity obligation of the Seller that was satisfied at the time of redemption by offset against the redemption price and/or accrued dividends paid with respect to the Seller's Series B Preferred Stock, plus (iii) the amount of any [THIS PROVISION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO 17 CFR SECTION 240.24b2] obligation of the Seller that was satisfied at the time of redemption by offset against the redemption price and/or accrued dividends paid with respect to the Seller's Series B Preferred Stock, minus (iv) any previous payments made by the Seller to the Purchaser Group subsequent to the date of such redemption pursuant to this paragraph (a).


                           (b) Second, any unfulfilled [THIS PROVISION HAS BEEN
                  OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO 17 CFR SECTION 240.24b2] obligation shall be satisfied by cash payment from the Seller to the Purchaser Group, with such payment not to exceed an amount equal to (i) the cash proceeds in payments of the redemption price and accrued dividends actually received by the Seller with respects to theSeries A and Series B Preferred Stock owned by the Seller, plus (ii) the amount of any General Indemnity obligation of the Seller that was satisfied at any times by offset against the redemption price

                                                                EXHIBIT 10.22



                  and/or accrued dividends paid with respect to the Seller's Series A or Series B Preferred Stock, minus (iii) the sum of
                  (A) any previous payments made by the Seller to the Purchaser Group subsequent to the date of such redemption pursuant to paragraph (a) immediately above or this paragraph (b), plus
                  (B) any current payment to be made by the Seller pursuant to paragraph (a) immediately above.

                           (c) Third, any unfulfilled General Indemnity
                  obligation shall be satisfied by cash payment from the Seller to the Purchaser Group, with such payment not to exceed an amount equal to Five Million Dollars ($5,000,000) minus the sum of (i) the amount of any General Indemnity obligation of the Seller that was satisfied by offset against the redemption price and/or accrued dividends paid with respect to the Seller's Series A or Series B Preferred Stock, and minus the sum of (ii) any previous payments made by the Seller to the Purchaser Group subsequent to the date of such redemption pursuant to this paragraph (c).


                  Notwithstanding anything to the contrary in this Section 9.2, the total indemnity to the Purchaser Group with respect to [THIS PROVISION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO 17 CFR SECTION 240.24b2] and interest thereon shall not exceed the lesser of
                  (i) the redemption price plus accrued dividends for the Series A and Series B Preferred Stock and (ii) $10,000,000.


         4. There shall be substituted for Exhibit B to the Agreement the terms of the Series A and Series B Preferred Stock as set forth in the Certificate of Amendment attached hereto.

         5. Except to the extent expressly set forth herein, all provisions of the Agreement shall continue in full force and effect.

         6. This Amendment to Agreement and Plan of Reorganization may be executed in counterparts, which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the undersigned have executed this Amendment to Agreement and Plan of Reorganization as of the 22nd day of June, 1998.

Lyonnaise American Holding, Inc.

By:        /s/ Joseph V. Boyle
   --------------------------------------
       Vice President-Finance

                                                                  EXHIBIT 10.22




Gestra Corporation, N.V.

By:     /s/ Miraj Ubdin
   ---------------------------

Rush Creek LLC

By:   /s/ JA Miller
   ---------------------------

Aqua-Chem, Inc.

By:    /s/ JA Miller
   ---------------------------

A-C Acquisition Corp.

By:   /s/ JA Miller
   ---------------------------


/s/ JA Miller
---------------------------
Jeffrey A. Miller, Individually